Exhibit 99.2

CVB Financial Corp. October 2026

Forward Looking Statements CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties that could cause actual results or performance to differ materially from those projected. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies, goals and statements about the Company’s outlook regarding revenue and asset growth, financial performance and profitability, capital and liquidity levels, loan and deposit levels, growth and retention, yields and returns, loan diversification and credit management, shareholder value creation, tax rates, the impact of business, economic, or political developments, the impact of monetary, fiscal and trade policies, and the impact of acquisitions we have made or may make, including our recent acquisition of Heritage Commerce Corp and its wholly-owned banking subsidiary, Heritage Bank of Commerce (collectively “Heritage”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company, and there can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors, in addition to those set forth below, could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. General risks and uncertainties include, but are not limited to, the following: the strength of the United States economy and the strength of the local economies in which we conduct business; the effects of, and changes in, immigration, trade, tariff, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effects of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected efficiencies and financial results from such acquisitions; the timely development of competitive new products and services, and the acceptance of these products and services by potential and existing customers; the impact of changes in financial services policies, laws, and regulations, including those concerning banking, taxes, securities and insurance, and the application thereof by regulatory agencies; changes in the scope and cost of FDIC insurance; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit related impairments or declines in the fair value of loans and securities held by us; possible impairment charges to goodwill, including any impairment that may result from increased volatility in our stock price; changes in consumer or business spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; periodic fluctuations in commercial or residential real estate prices or values; our ability to attract or retain deposits (including low cost deposits) or to access government or private lending facilities and other sources of liquidity; the possibility that we may reduce or discontinue the payment of dividends on our common stock; changes in the financial performance and/or condition of our borrowers or depositors; changes in the competitive environment among financial and bank holding companies and other financial service providers; technological changes, including the adoption of artificial intelligence, in banking and financial services; the use, reliability and accuracy of the financial models and data on which we rely; systemic or non-systemic bank failures or crises; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism, and/or military conflicts, which could impact business and economic conditions in the United States and abroad; catastrophic events or natural disasters, including earthquakes, drought, climate change or extreme weather events that may affect our assets, communications or computer services, customers, employees or third party vendors; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including on our asset credit quality, business operations, and employees, as well as the impact on general economic and financial market conditions; cybersecurity threats and fraud and the costs of defending against them, including the costs of compliance with legislation or regulations to combat fraud and cybersecurity threats; our ability to recruit and retain key executives, board members and other employees, and our ability to comply with federal and state employment laws and regulations; ongoing or unanticipated regulatory or legal proceedings or outcomes; risks associated with our recently completed merger with Heritage, including difficulties and delays in integrating or retaining Heritage’s business, key personnel and customers, and achieving anticipated synergies, cost savings enhanced geographic coverage, deposit attrition, customer or employee loss, and/or revenue loss as a result of the merger; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent filings filed with the SCE, including our quarterly reports on Form 10-Q, and in particular the discussion of "Risk Factors" set forth in such files. These filings are available at the SEC’s website (http://www.sec.gov). The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings, equity, or shareholder returns, are for illustrative purposes only, are not forecasts, and actual results may differ. Non-GAAP Financial Measures — Certain financial information provided in this earnings release has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this earnings release and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These non-GAAP measures may or may not be comparable to similarly titled measures used by other companies. Cbbank.com 2

CVB Financial Corp. California’s Top Performing Business Bank Founded 1974 Total Assets ≈ $21B Total Deposits ≈ $16B Total Equity ≈ $3.1B Market Value ≈ $3.8B Business Banking Focused Presence in all California’s major economic markets Relationship driven model - Top 25% Target Customer Highly Experienced Management Team Consistent Track Record of Earnings and Shareholder returns 198 Consecutive Quarters of Profitability 148 Consecutive Quarters of Cash Dividends Financial Strength Superior Asset Quality Industry leading low cost-deposits Efficient Operating Model Highly Capitalized BBB+ FITCH Rating Proven / disciplined acquirer 8 Whole bank acquisitions since 2007 Cbbank.com

Bank Accomplishments Forbes, Best Banks in America (2016 – 2026)* ØRanked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ranked #6 in Forbes’ World’s Top Performing Banks 2026 – Lower Mid-Size Banks category; #1 among California banks and #3 among U.S. banks Named to Bank Director RankingBanking: The Best U.S. Banks 2026 – Top 25 Publicly Traded Banks Named to S&P Global Market Intelligence’s Top 50 Public Banks for 2025 Rated by S&P Global as one of the Top Three Large U.S. banks by deposit franchise** BauerFinancialReport Five-Star Superior Rating for 70 Consecutive Quarters * Not eligible for rankings in 2018 ** Source: S&P Global Ranking of Large US Banks by Deposit Franchise as of September 2026 CVB Financial Corp. is the holding company for Citizens Business Bank, National Association Cbbank.com 4

78 Business Financial Centers

1 Loan Production Office

3 CitizensTrust Locations



Sutter
Yolo
Marin
San Joaquin
Contra Costa
San Francisco
Alameda
San Mateo
Stanislaus
Santa Clara
Madera
San Benito
Fresno
Tulare
Kern
San Bernardino
Santa Barbara
Los Angeles
Ventura
Orange
Riverside
San Diego
Corporate Office
Business Financial Centers
Loan Production Office
CitizensTrust

cbbank.com

Our Vision and Mission Our Vision: Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. Our Mission: The mission of Citizens Business Bank is to achieve superior performance and rank in the top ten percent of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals throughout the state of California. It will be supported by an unqualified commitment to our five core values of financial strength, superior people, customer focus, cost-effective operation, and having fun. Cbbank.com 6

Our Strategy Be the Financial Services Company of Choice for Top 25% Customers Full-relationship banking strategy Be the Employer of Choice for Top Talent Attract Develop Retain 5 Core Values Data-driven Operating Model Trusted data Better decisions Scalable growth Drive Growth from Acquisitions Strategic fit Disciplined Returns Cbbank.com 7

Financial Service Company of the Top 25% Top 25% privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Full relationship banking Build long-term relationships Cbbank.com 8

Relationship Banking Strategy Customer Marketing Relationship Manager (Bank) Credit Management Division Agribusiness Construction Lending Specialty Banking Treasury Management International Real Estate Banking Citizens Home Lending Asset Based Lending C-PACE Lending Government Services Merchant Bankcard Citizens Equipment Financing CitizensTrust SBA Dairy & Livestock Title Escrow Receivers & Fiduciaries Property Management Homeowner Association Deposit Services Wealth Management Trust Investment Services Loan Brokerage Cbbank.com

Be the Employer of Choice - Our 5 Core Values Customer Focus Financial Strength Superior People Cost-Effective Operation Having Fun Cbbank.com 10

Be the Employer of Choice We attract top talent—and earn their commitment—by building capability, rewarding performance and preparing the next generation of leaders. ENGAGEMENT Citizens experience program Core values in action Leading the CBB way ATTRACT Build a compelling employer brand and hire for critical capabilities. DEVELOP Invest in learning, leadership, career paths and internal mobility. REWARD Offer competitive rewards that recognize performance and contribution. BUILD THE BENCH Use talent reviews and succession plans to strengthen readiness for critical roles. ALIGNED TO OUR FIVE CORE VALUES

Financial Strength Superior People Customer Focus Cost-Effective Operation Having Fun Cbbank.com 11

Data Driven Operating Model

Technology and trusted data strengthen our operating model—improving the customer experience while enabling scalable, efficient growth.

CUSTOMER CAPABILITIES	Deliver digital capabilities and solutions tailored to customer needs.
PROCESS & AUTOMATION	Reengineer processes and apply technology to increase internal efficiency, automation and scalability.
DATA-DRIVEN DECISIONS	Use trusted data to improve decision-making, productivity and revenue generation.
REGULATORY ENABLEMENT	Identify and deploy solutions that meet regulatory and compliance requirements efficiently and effectively.

OPERATING MODEL OUTCOMES • Growth • Scalability • Efficiency

cbbank.com 12

CVBF’s Acquisition Strategy Target Banks: $3 billion to $10 billion in assets In-market and adjacent markets Customer base that predominately aligns with CBB’s target customers Disciplined Approach to M&A: Rigorous due diligence: across credit, deposit pricing, and all banking functions Extensive review and analysis of expenses and cost saves Disciplined valuation and financial targets: <10% dilution; earn back period <2.5 years; IRR > 17% Extensive integration planning and history of delivering timely and successful integrations Cbbank.com 13

Growth Through Acquisitions ($ in Billions) Community Bank acquisition Assets: $3.7B $8.3 2017 $11.5 2018 $11.3 2019 $14.4 2020 $15.9 2021 Suncrest acquisition Assets: $1.4B $16.5 2022 $16.0 2023 $15.2 2024 $15.6 2025 $15.5 Q1 2026 Heritage acquisition Assets: $5.4B $21.2 Q2 2026 $20.5 Q3 2026 cbbank.com 14

Logo M&A While Preserving Franchise Strength Balance Sheet Total Assets $8.27B $20.52B Total Net Loans $4.77B $12.00B Total Deposits $6.55B $15.73B Balance Sheet Ratios Loans % Deposits 73.8% 77.1% NIB % Total Deposits 58.8% 53.5% Tangible Common Equity % Tangible Assets 11.6% 9.9% Asset Quality NPA % Total Assets 0.18% 0.09% NCO % Average Loans -0.14% 0.00% Loan Loss Reserves % Gross Loans 1.23% 1.04% Capital Adequacy CET1 Ratio 16.4% 14.8% Total Capital Ratio 18.0% 15.7% Leverage Ratio 11.9% 11.2% Profitability ROAA 1.26% 1.48% Adj ROAA* 1.28% 1.59% Net Interest Margin 3.63% 3.89% Cost of Deposits 0.09% 0.79% Adjusted Efficiency Ratio* 43.27% 42.10% cbbank.com * See Non-GAAP Reconciliation 15

CVBF Balance Sheet Profile September 30, 2026 Assets Securities Loans Deposits & Repos Funding Securities 28% Other 12% Cash 1% Loans 59% $20.5B CMO 29% Agency 9% Muni 8% Other 1% MBS 53% $5.7B C&I D&L & Agri 3% Others 11% $12.1B CRE 74% Non-maturity 93% Time 4% Repos 3% $16.3B Borrowings 3% Total Deposits & Repos 97% $16.9B No Brokered Deposits Capital Ratios as of September 30, 2026 TCE 9.9% Tier 1 Leverage 11.2% CET1 14.8% Tier 1 RBC 14.8% Total RBC 15.7% cbbank.com 16

Logo Q3 2026 Financial Highlights Profitability Core net income = $83.1 million $8.1 million acquisition expense Net interest margin (TE) = 3.89% Adjusted efficiency ratio = 42.10%* Adjusted ROAA = 1.59%* Income Statement Net income = $78.1 million / EPS = $0.44 Pretax pre provision income* = $105.1 million Net interest income = $179.1 million $1.0 million recapture of credit losses Heritage FV discount accretion = $3.3 million Heritage CDI amortization = $3.3 million Balance Sheet Total assets > $20 billion Organic loan growth = $105 million Avg. noninterest deposits > 52% of total deposits Cost of deposits and customer repos = 0.83% Asset Quality NPA/TA = 0.09% (NPA = $18.7 million) Classified loans = $113.9 million or 0.94% of total loans ACL = $125.6 million / 1.04% of total loans Capital CET1 ratio = 14.8% Total risk-based ratio = 15.7% Tangible common equity ratio = 9.9% cbbank.com * See Non-GAAP Reconciliation 17

Selected Ratios Performance ROATCE* NIM Cost of Deposits Cost of Funds Efficiency Ratio NIE % Avg. Assets 2023 18.48% 3.31% 0.41% 0.83% 42.00% 1.41% 2024 14.95% 3.09% 0.88% 1.32% 46.55% 1.45% 2025 14.28% 3.36% 0.85% 1.03% 46.03% 1.57% Q3'25 14.11% 3.33% 0.86% 1.05% 45.56% 1.50% Q2'26 10.85% 3.72% 0.83% 0.96% 63.75%** 2.31% Q3'26 16.22% 3.89% 0.79% 0.96% 46.27%** 1.71% Credit Quality NPA % Total Assets 0.13% 0.31% 0.03% 0.18% 0.08% 0.09% Net Charge-Offs (Recoveries) to Avg. Loans 0.00% 0.04% 0.00% (0.00%) 0.00% 0.00% Capital CET1 Ratio 14.6% 16.2% 15.9% 16.3% 14.7% 14.8% Total Risk-Based Capital Ratio 15.5% 17.1% 16.7% 17.1% 15.8% 15.7% * See Non-GAAP Reconciliation ** Adjusted efficiency ratio: Q3’26 = 42.10%; Q2’26 = 43.88%. See Non-GAAP Reconciliation cbbank.com 18

Selected Highlights Income Statement ($ in Thousands) Net Interest Income Noninterest Income Noninterest Expense, excluding Acquisition Related Expenses & Provision for Unfunded Loan Commitments Acquisition Related Expenses Provision for Unfunded Loan Commitments Total Noninterest Expense Pretax-Pre Provision Income* Provision for (recapture of) Credit Losses Earnings before Income Taxes NetIncome Diluted earnings per common share Q3’25 $ 115,577 13,006 58,076 — 500 58,576 70,007 1,000 69,007 $ 52,586 $ 0.38 Q2’26 $ 162,415 17,010 78,728 31,400 4,250 114,378 65,047 — 65,047 $ 48,261 $ 0.29 Q3’26 $ 179,066 16,494 82,340 8,140 — 90,480 105,080 (1,000) 106,080 $ 78,098 $ 0.44 * See Non-GAAP Reconciliation cbbank.com 19

Selected Highlights Average Balance Sheet ($ in Thousands) Average Cash & Cash Equivalents Average Loans Average Total Securities Average Noninterest-bearing Deposits Average Total Deposits & Customer Repurchase Agreements Average Borrowings Average Loan-to-deposit Average Noninterest-bearing deposits/Total Deposits Q3’25 $ 785,483 8,372,383 4,835,928 7,123,511 12,472,955 500,005 69.67% 59.28% Q2’26 $ 836,751 11,548,138 5,270,895 8,123,844 16,088,781 416,288 74.39% 52.33% Q3’26 $ 755,809 12,024,828 5,760,514 8,454,481 16,666,652 539,540 74.84% 52.62% cbbank.com 20

Earnings Per Share 198Consecutive Quarters or 49+ Years $0.37 Q3' 24 $0.36 Q4' 24 $0.36 Q1'25 $0.37 Q2'25 $0.38 Q3' 25 $0.40 Q4'25 $0.38 Q1'26 $0.29 Q2'26 $0.44 Q3'26 Earnings per Share cbbank.com 21

Consistently High Returns – ROAA Trend logo CVBF KRX* Adjusted ROAA** Community Bank acquisition 1.84% 1.61% 1.26% Suncrest acquisition 1.37% 1.38% 1.39% 1.35% 1.24% 1.36% 1.36% 1.42% 1.59% Heritage acquisition 1.03% 1.36% 1.32% 0.66% 1.28% 1.20% 0.93% 0.96% 1.09% 1.19% 1.23% 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q’26 2Q’26 3Q’26 cbbank.com * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX ** See Non-GAAP Reconciliation 22

Dividends – 148 Consecutive Quarters 148 Consecutive Quarters 37 years of consecutive cash dividends $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 54.62% 55.01% 54.50% 54.79% 52.39% 49.38% 53.32% 73.25% 45.14% Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Dividends per Share Dividend Payout Ratio Dividend payout ratio calculated on per share basis. cbbank.com 23

Capital Ratios Q1 vs Q3 & Buyback logo Q1 26 Q3 26 CET 1 Ratio 16.3% 14.8% TCE Ratio* 10.5% 9.9% Tangible Book Value Per Share $11.42 $10.92 Board authorized Share Repurchase Program up to 15 Million Shares – June 15, 2026 Impact of Heritage Acquisition and Share Repurchase Program on CVBF Common Stock through 10/19/26 Common Shares Outstanding Common Stock (in Thousands) Balance at 03/31/2026 135,791 $ 1,221,938 Heritage issued 40,621 840,173 Shares repurchased (1,817) (40,063) Other stock-based transactions 95 6,034 Balance at 10/19/2026 174,690 $2,028,082 cbbank.com * See Non-GAAP Reconciliation 24

Net Interest Income and NIM ($ in Millions) $115.6 Q3'25 $122.7 Q4'25 $117.8 Q1'26 $162.4 Q2'26 $179.1 Q3'26 4.32% 4.43% 4.35% 4.62% 4.78% 3.33% 3.49% 3.44% 3.72% 3.89% 1.05% 1.01% 0.97% 0.96% 0.96% Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Earning Asset Yield Net Interest Margin Cost of Funds cbbank.com 25

Noninterest Income ($ in Millions) $15.2 $1.2 $3.3 $0.7 $0.6 $3.9 $5.6 Q32025 $14.0 $1.0 $2.1 $0.7 $0.7 $4.0 $5.4 Q4 2025 $14.3 $0.7 $3.1 $0.7 $0.5 $3.7 $5.5 Q1 2026 $17.0 $1.7 $3.5 $0.6 $0.7 $4.2 $6.3 Q2 2026 $16.5 $0.7 $4.1 $0.7 $0.8 $3.8 $6.5 Q3 2026 Other* BOLI Income Bankcard services International banking income Trust and investment services Banking Service Income * Q3-2025 Other excludes $8.2MM loss on sale of AFS securities and $6.0MM legal settlement received. Q4-2025 excludes $2.8MM loss on sale of AFS Securities. cbbank.com 26

Noninterest Expense ($ in Thousands) Salaries and employee benefits Occupancy and equipment Professional services Computer software & telecommunications expense Amortization of intangible assets Provision for Unfunded Loan Commitments Acquisition related expenses Other Total noninterest expense Q3’26 $ 47,608 8,510 3,708 6,446 3,980 — 8,140 12,088 $ 90,480 Q2’26 $ 46,568 8,293 3,250 6,883 3,577 4,250 31,400 10,157 $ 114,378 QoQ $ 1,040 217 458 (437) 403 (4,250) (23,260) 1,931 ($ 23,898) 45.17% 44.40% 44.61% 43.88% 42.10% Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Adjusted Efficiency Ratio* * See Non-GAAP Reconciliation cbbank.com 27

Loans by Type – Q2 vs Q3 6/30/2026 CRE Owner C&I 12% D&L and Agribus. 2% SBA 4% SFR Mortgage 3% SFR Mortgage 3% CRE Non-Owner 51% Average Coupon: 5.37% 9/30/2026 CRE Owner 23% C&I 12% D&L and Agribus. 3% SBA 4% SFR Mortgage 3% Other 4% CRE Non-Owner 51% Average Coupon: 5.46% Note: Weighted average coupon excludes loan fees and purchase accounting accretion. cbbank.com 28

Loan Growth – YTD’26 and Q3’26 ($ in Millions) 2026 YTD Loan Portfolio Change 8,699 3,479 (327) 1,222 (1,015) 69 12, 122 12/31/2025 HBC Acquisition* SFR Sale* New Originations Paydown Line Utilization Change 9/30/2026 2026 Q3 Loan Portfolio Change 12,017 - - 407 (359) 57 12,122 6/30/2026 HBC Acquisition* SFR Sale* New Originations Paydown Line Utilization Change 9/30/2026* Fair Value as of 4/17/2026 cbbank.com 29

Line Utilization Trends


51%
45%
48%
45%
49%
43%
48%
42%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Total
78%
73%
80%
71%
81%
64%
78%
66%
D&L
33%
27%
29%
29%
30%
28%
32%
31%
C&I

cbbank.com 30

Classified Loan Trend Classified Loan% of Total Loans 0.92% 0.60% 0.96% 0.91% 0.94% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Classified Loan ($ in Millions) Classified Loan Balance $78.18 $8.30 $7.55 $9.61 $31.66 $20.45 Q3 2025 $52.70 $5.64 $6.85 $12.34 $8.52 $18.75 Q4 2025 $83.06 $5.60 $11.27 $30.49 $5.14 $29.77 Q1 2026 $109.72 $10.56 $8.95 $35.68 $25.07 $26.00 $113.91 $10.62 $6.90 $36.15 $24.65 $31.42 Q3 2026 *Other includes other loan segments that are not listed above, including Construction, Consumer and other loans. Other SFR mortgage SBA Dairy & livestock and agribusiness Commercial and industrial CRE- Non owner occupied CRE- Owner occupied cbbank.com 31

ACL Trend ACL Coverage Ratio 0.94% 0.89% 0.93% 1.05% 1.04% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 ($ in Millions) Total ACL $79.3 $77.2 $80.2 $126.7 $125.6 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 cbbank.com 32

Investment Portfolio Investment Portfolio Mix – Q3’26 Historical Yield Municipal 7% Other8% CMBS19% CMO14% MBS52% 6,000 5,500 5,000 4,500 4,000 3.00% 2.90% 2.80% 2.70% 2.60% 2.50% 2.40% Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Avg. Investment Securities Avg.Security Yield Increased Investment in Floating Rate Assets Principal Runoff & Effective Coupon Millions 7,000 6,000 5,000 4,000 3,000 2,000 1,000 - Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Fixed Floating Total Millions $200 $160 $120 $80 $40 $0 2.05% 2.46% 2.54% 2.48% 2.54% Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 Q1'28 2.90% 2.70% 2.50% 2.30% 2.10% 1.90% 1.70% 1.50% Principal Runoff/Qtr Eff. Coupon of Runoff cbbank.com 33

Deposit & Customer Repurchase Agreements 6/30/2026 9/30/2026 Total Deposits & Repos: $16,852 Total Deposits & Repos:$16,302 Savings + Money Market 36% Total Time Deposits 4% CBB Repo Sweep 3% NOW Accounts 6% Demand Deposit Accounts 51% Cost of Deposits & Repos: 0.86% Savings + Money Market 35% Total Time Deposits 4% CBB Repo Sweep 3% NOW Accounts6% Demand Deposit Accounts 52% Cost of Deposits & Repos: 0.82% cbbank.com 34

Business vs Consumer Deposits Q3 2026 Non-Analyzed Business Accounts 59% Consumer 16% Analyzed Business Accounts 25% cbbank.com 35

Diverse Deposit Base logo Consumer 16% Other Industries 8% Agriculture, Forestry, Fishing and Hunting 1% Retail Trade 2% Educational Services 3% Escrow and Title 3% Wholesale Trade 3% Public Administration 3% Health Care and Social Assistance 4% Professional, Scientific, and Technical Services 6% Manufacturing 7% Property Management 8% Other Services (except Public Administration) 8% Other Real Estate Rental and Leasing 8% Construction 9% Finance and Insurance 11% *Other Industries include various industries that represent less than 2%. cbbank.com 36

Cost of Deposits For the Last 5 Years CVBF Ranked #1 with the Lowest Cost of Deposits of the 50 Banks in the KRX Index CVBF KRX Fed Funds Rate Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 0.03% 0.15% 2.34% 0.98% 4.00% 1.76% 0.79% 2022 2023 2024 2025 2026 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 cbbank com 37

Cost of Deposits: Monthly Trends CVBF Cost of Deposits CVBF Cost of Deposits Detail Coat of Non Maturity Deposits Coat of Time Deposits 2.75% 2.72% 2.66% 2.82% 2.84% 2.83% 2.94% 2.97% 2.82% 2.36% 2.29% 2.21% .75% .72% .71% .70% .67% .67% .67% .72% .72% .73% .73% .72% Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 Apr-26 May-26 Jun-26 Jul-26 Aug-26 Sep-26 vs. Effective Federal Funds Rate 5.33% 4.83% 4.58% 4.33% 4.09% 3.64% 3.64% 3.63% 3.63% 3.88% 0.92% 1.01% 0.92% 0.90% 0.86% 0.80% 0.80% 0.83% 0.79% 0.78% Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25 Feb-25 Mar-25 Apr-25 May-25 Jun-25 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 Apr-26 May-26 Jun-26 Jul-26 Aug-26 Sep-26 Total Cost of Deposits EFFR cbbank.com 38

Interest Rate Risk 9/30/2026 Yield Curve – Base Case 12 Month Ramp Up 200 bps 12 Month Ramp Up 100 bps 12 Month Ramp Dn 100 bps 12 Month Ramp Dn 200bps Net Interest Income 9/30/26 Static Balance Sheet Projections (9/30/26 Yield Curve vs Parallel Yield Curve Changes) 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Year 1 Year 2 Rate Scenario (12 Month Ramp) NII %Change to Base NII %Change to Base Up 200bps Up 100bps Dn 100bps Dn 200bps 2.94% 1.52% -0.96% -1.44% 6.03% 3.19% -3.14% -6.43% cbbank.com 39

Appendix & Non-GAAP Reconciliation cbbank.com

Acquisition of Heritage Bank of Commerce Expands Presence into Desirable Bay Area Markets Addition of 16 Business Financial Centers Attractive Financial Returns IRR = 20% EPS Accretion = 13% ROAA =1.50% ROATCE =17% Strongly Aligned Business Models NPA ratio .08% Business deposits = 83% of total deposits Merger Announcement December 17, 2025 Regulatory Approval April 1, 2026 Core System Conversion June 22, 2026 Shareholders Approval March 26, 2026 Legal Close Date April 17, 2026 187 days from announcement to systems conversion cbbank.com 41

Fair Value Acquired Heritage Assets & Liabilities- 4/17/26 ($ in Millions) Acquired April 17, 2026 Re-structure Post-Restructure Total Cash and Cash Equivalents Total Investment Securities Loans held for sale PCD Loans PSL Loans ACL Net Loans Goodwill CDI Other Assets Total Assets Noninterest bearing deposits Interest bearing deposits Total Deposits Subordinate Debt Other Liabilities Total Liabilities Net Assets $ 548 1,016 327 99 3,053 (47) $ 3,432 334 117 291 $ 5,739 $ 1,224 3,528 4,752 39 103 $ 4,894 $ 845 $ 815 (488) (327) - - - $ (327) - - - $ - $ - - - - - $ - $ - $ 1,364 528 - 99 3,053 (47) $ 3,105 334 117 291 $ 5,739 $ 1,224 3,528 4,752 39 103 $ 4,894 $ 845 Cbbank.com 42

CRE by Collateral ($ in Millions) Collateral Type Balance % of Owner Occupied LTV at Origination Avg. Size Classified Classified (Non- Owner) Classified (Owner) Industrial $ 2,708 46% 48% $ 1.73 $ 34.83 $ 10.46 $ 24.36 Office 1,468 26% 52% 1.75 11.80 10.02 1.78 Retail 1,388 11%45% 1.73 3.53 3.53 0.00 Multi-Family 1,256 0% 47% 1.60 0.00 0.00 0.00 Other 751 56% 46% 1.55 1.05 0.00 1.05 Other RE Rental & Leasing 602 15% 46% 2.17 0.63 0.64 0.00 Farmland 431 99% 46% 1.56 4.23 0.00 4.23 Medical 429 31% 55% 1.59 0.00 0.00 0.00 Total $ 9,033 32%48% $ 1.70 $ 56.07 $ 24.65$ 31.42 cbbank.com 43

CRE by Collateral and Origination ($ in Millions) Balance Distribution by Origination Year Average OLTV By Origination Year Collateral Type Balance 2026 2025 2024 2023 2022 2021 or earlier 2026 2025 2024 2023 2022 2021 or earlier Industrial $ 2,708 9% 11% 5% 8% 17% 50% 45% 45% 44% 40% 45% 51% Office 1,468 10% 9% 4% 4% 19% 54% 49% 48% 49% 48% 53% 54% Retail 1,388 9% 11% 5% 11% 18% 46% 41% 43% 39% 41% 45% 48% Multi-Family 1,256 14% 9% 4% 9% 15% 49% 51% 46% 42% 42% 44% 49% Other 751 10% 11% 5% 6% 11% 57% 46% 42% 56% 44% 46% 46% Other RE Rental & Leasing 602 11% 11% 6% 9% 15% 48% 45% 42% 43% 49% 46% 46% Farmland 431 14% 9% 7% 7% 14% 49% 44% 34% 38% 42% 51% 48% Medical 429 10% 16% 7% 2% 10% 55% 49% 53% 46% 40% 51% 59% Total $ 9,033 10% 11% 5% 7% 16% 51% 47% 45% 44% 42% 46% 50% cbbank.com 44

CRE by Collateral and Loan Size ($ in Millions) Loan Amount Industrial Office Retail Multi-Family Other Farmland Medical Other RE Rental and Leasing Total Greater than $20M $10M to $20M $5M to $10M $1M to $5M Less than $1M Total $24 138 580 1,624 342 $2,708 $22 154 357 752 183 $1,468 $0 109 232 850 197 $1,388 $0 96 183 770 207 $1,256 $0 17 183 439 112 $751 $21 58 74 212 66 $431 $22 34 62 250 61 $429 $0 50 163 335 54 $602 $89 656 1,834 5,232 1,222 $9,033 cbbank.com 45

Loans – Maturity & Repricing ($ in Millions) Balance Distribution by Maturity or Reset as of 09/30/2026 Variable Fixed / Adjustable Loan Type ≤ 1 Year ≤ 1 Year 1-3 Years 3-5 Years 5-10 Years > 10 Years Grand Total Commercial real estate $ 880 $ 606 $ 1,778 $ 3,028 $ 2,458 $ 282 $ 9,033 Commercial and industrial 807 64 171 202 184 13 1,440 Dairy & livestock and agribusiness 340 0 1 1 0 0 342 SBA 86 13 30 116 193 32 470 SFR mortgage 64 5 61 107 58 43 338 Other 405 16 15 15 11 37 499 Total Loans and Leases $ 2,582 $ 704 $ 2,056 $ 3,469 $ 2,904 $ 407 $ 12,122 % of Total 21% 6% 17% 29% 24% 3% 100% z Weighted Avg. Coupon 7.02% 4.63% 5.29% 5.19% 4.85% 4.65% 5.46% Note: Weighted average coupon excludes loan fees and purchase accounting accretions. Cbbank.com 46

C&I by Industry ($ in Millions) Industry Real Estate Rental and Leasing Construction Manufacturing Wholesale Trade Health Care and Social Assistance Arts, Entertainment, and Recreation Transportation and Warehousing Administrative and Support and Waste Management and Remediation Services Professional, Scientific, and Technical Services Other* Total Balance $ 266 180 174 100 69 67 64 57 56 407 $ 1,440 % of C&I Total 18% 12% 12% 7% 5% 5% 4% 4% 4% 28% 100% Classified $ 7.87 0.44 14.01 7.45 0.88 0.00 4.46 0.00 0.00 1.04 $ 36.15 Construction:12% Manufacturing:12% Real Estate Rental and Leasing:18% Other*: 29% Wholesale Trade:7% Health Care and Social Assistance:5% Arts, Entertainment, and Recreation:5% Transportation and Warehousing:4% Administrative and Support and Waste Management and Remediation Services:4% Professional, Scientific, and Technical Services:4% * Bayview Factoring business is classified under Other Cbbank.com 47

Loan Growth –Q1’26 and Q2’26 ($ in Millions) 2026 Q2 Loan Portfolio Change 8,643 3,479 (327) 477 (348) 97 12,017 3/31/2026 HBC Acquisition* SFR Sale* New Originations Paydown Line Utilization Change 6/30/2026 2026 Q1 Loan Portfolio Change 8,699 - - 338 (308) (85) 8,643 12/31/2025 HBC Acquisition* SFR Sale* New Originations Paydown Line Utilization Change 3/31/2026 * Fair Value as of 4/17/2026 Cbbank.com 48

Classified Loans / Total Loans (%)



CVBF
KRX
0.7%
1.5%
1.0%
1.4%
0.9%
2.1%
0.7%
1.6%
0.9%
1.2%
1.2%
1.6%
1.2%
1.8%
1.4%
2.0%
1.5%
2.3%
1.1%
2.0%
1.1%
2.4%
0.9%
2.4%
0.9%
2.4%
0.6%
2.3%
1.0%
2.3%
0.9%
2.2%
0.9%
4Q'18
4Q'19
4Q'20
4Q'21
4Q'22
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26

cbbank.com
* Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX
49

Net Charge-Offs / Average Loans (%)



CVBF
KRX
0.00%
0.02%
0.00%
0.03%
0.00%
0.05%
0.05%
0.04%
0.00%
0.06%
0.00%
0.06%
0.00%
0.08%
0.00%
0.06%
0.00%
0.05%
0.00%
0.05%
0.00%
0.06%
0.00%
0.05%
0.00%
0.07%
0.00%
4Q'21
4Q'22
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26

cbbank.com * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

50

CET1 Ratio Trend (%)



CVBF
KRX
ASR / Suncrest Acquisition
HTBK Acquisition
14.8%
14.8%
14.9%
13.6%
14.7%
15.0%
15.3%
15.8%
16.2%
16.5%
16.5%
16.3%
15.9%
16.3%
14.7%
14.8%
12.1%
12.5%
12.5%
11.8%
12.2%
12.2%
12.3%
12.6%
12.8%
12.8%
12.7%
12.8%
12.8%
12.7%
12.8%
4Q'19
4Q'20
4Q'21
4Q'22
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26

cbbank.com
* Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX
51

TCE Ratio Trend (%) CVBF KRX ASR / Suncrest Acquisition HTBK Acquisition 12.2% 9.6% 9.2% 7.4% 8.5% 8.3% 8.3% 9.7% 9.8% 10.0% 10.0% 10.1% 10.3% 10.5% 9.8% 9.9% 9.7% 9.0% 8.6% 7.4% 8.1% 8.1% 8.2% 8.6% 8.6% 8.8% 8.8% 9.1% 9.2% 9.1% 9.2% 4Q'19 4Q'20 4Q'21 4Q'22 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 52

Economic Forecast – GDP



Real GDP Growth
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
(0.50)
2026Q3
2026Q4
2027Q1
2027Q2
2027Q3
2027Q4
2028Q1
2028Q2
2028Q3
2028Q4
2029Q1
2029Q2
2029Q3
Q2 2026 Forecast
Q3 2026 Forecast

cbbank.com 53

Economic Forecast – Unemployment Unemployment Rate 6.00 5.50 5.00 4.50 4.00 2026Q3 2026Q4 2027Q1 2027Q2 2027Q3 2027Q4 2028Q1 2028Q2 2028Q3 2028Q4 2029Q1 2029Q2 2029Q3 Q2 2026 Forecast Q3 2026 Forecast cbbank.com 54

Economic Forecast – CRE Price CRE Price Index Growth 8.00 6.00 4.00 2.00 – (2.00) (4.00) (6.00) 2026Q3 2026Q4 2027Q1 2027Q2 2027Q3 2027Q4 2028Q1 2028Q2 2028Q3 2028Q4 2029Q1 2029Q2 2029Q3 Q2 2026 Forecast Q3 2026 Forecast cbbank.com 55

Reconciliation of Adjusted Return on Average Assets Ratio (Non-GAAP) The adjusted return on average assets ratio is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the adjusted return on average assets ratio provides additional clarity to the users of our financial statements. Net income Less: Acquisition related expenses Less: Tax effect (1) Adjusted net income for average assets Average assets Return on average assets, annualized Adjusted return on average assets, excluding acquisition related expenses, annualized For the year ended December 31, three months ended 2022 $235,425 6,013 (1,778) $239,660 $16,911,661 1.39% 1.42%2023 $221,435 – – $221,435 $16,346,172 1.35% 1.35% 2024 $200,716 – – $200,716 $16,139,598 1.24% 1.24% 2025 $209,298 1,556 (450) $210,394 $15,376,614 1.36% 1.37%September 30, 2025 $52,586 – – $52,586 $15,498,390 1.35% 1.35% March 31, 2026 $51,002 – – $51,002 $15,564,244 1.33% 1.33% June 30, 2026 $48,261 31,400 (9,127) $70,534 $19,881,428 0.97% 1.42% September 30, 2026 $78,098 8,140 (2,360) $83,878 $20,940,436 1.48% 1.59% (1) Tax effected at respective statutory rates. Cbbank.com 56

Reconciliation of Adjusted Return on Average Tangible Common Equity (Non-GAAP) The adjusted return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the adjusted return on average tangible common equity provides additional clarity to the users of our financial statements. For the year ended December 31, three months ended 2022 2023 2024 2025 September 30, 2025 June 30, 2026 September 30, 2026 Net Income Add: Amortization of intangible assets Less: Tax effect (1) Tangible net income Add: Acquisition related expenses Less: Tax effect (1) Adjusted tangible net income Average stockholders' equity Less: Average goodwill Less: Average intangible assets Average tangible common equity Return on average equity, annualized Return on average tangible common equity, annualized Adjusted return on average tangible common equity, annualized (1) Tax effected at respective statutory rates. Cbbank.com 57 $235,425 $221,435 $200,716 $209,298 $52,586 $48,261 $78,098 7,566 6,452 5,324 4,193 1,003 3,577 3,980 (2,237) (1,907) (1,574) (1,240) (297) (1,040) (1,151) $240,754 $225,980 $204,466 $212,251 $53,292 $53,739 $80,927 6,013 — — 1,556 — 31,400 8,140 (1,778) — — (460) — (9,127) (2,366) $244,989 $225,980 $204,466 $213,347 $53,292 $73,071 $86,695 $2,066,463 $2,006,882 $2,145,665 $2,260,275 $2,271,151 $3,019,704 $3,195,906 (764,143) (765,822) (765,822) (765,822) (765,822) (1,041,190) (1,099,936) (25,376) (18,434) (12,571) (7,748) (7,111) (100,373) (116,459) $1,276,944 $1,222,626 $1,367,272 $1,486,705 $1,498,218 $1,878,141 $1,979,511 11.39% 11.03% 9.35% 9.26% 9.19% 6.41% 9.70% 18.85% 18.48% 14.95% 14.28% 14.11% 10.85% 16.22% 19.19% 18.48% 14.95% 14.35% 14.11% 15.61% 17.39%

Reconciliation of Adjusted Efficiency Ratio (Non-GAAP)

The adjusted efficiency ratio is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the adjusted efficiency ratio provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,					Three Months Ended		
	2017	2022	2023	2024	2025	September 30, 2025	June 30, 2026	September 30, 2026
Total noninterest expense	$ 140,753	$ 216,555	$ 229,886	$ 233,583	$ 237,265	$ 58,576	$ 114,378	$ 90,480
Less: (Recapture of) provision for unfunded loan commitments	(400)	—	(500)	(1,250)	2,000	500	4,250	—
Less: Acquisition related expenses	2,251	6,013	—	—	1,556	—	31,400	8,140
Adjusted noninterest expense	$ 138,902	$ 210,542	$ 230,386	$ 234,833	$ 233,709	$ 58,076	$ 78,728	$ 82,340
Net interest income before provision for credit losses	$ 278,930	$ 505,513	$ 487,990	$ 447,347	$ 460,287	$ 115,577	$ 162,415	$ 179,066
Add: total noninterest income	42,118	49,989	59,330	54,474	55,171	13,006	17,010	16,494
Total revenue	$ 321,048	$ 555,502	$ 547,320	$ 501,821	$ 515,458	$ 128,583	$ 179,425	$ 195,560
Efficiency ratio	43.84%	38.98%	42.00%	46.55%	46.03%	45.56%	63.75%	46.27%
Adjusted efficiency ratio, excluding provision for unfunded loan commitments and acquisition related expenses	43.27%	37.90%	42.09%	46.80%	45.34%	45.17%	43.88%	42.10%

cbbank.com 58

Reconciliation of Pretax Pre-Provision Income and Tangible Common Equity Ratio (Non-GAAP)

Pretax pre-provision income is a Non-GAAP financial measure that represents total revenue less noninterest expense and is calculated before provision for credit losses and income tax expense.

	For the Year Ended December 31, 2022	2023	2024	2025	Three Months Ended September 30, 2025	June 30, 2026	September 30, 2026
Net Income	$ 235,425	$ 221,435	$ 200,716	$ 209,298	$ 52,586	$ 48,261	$ 78,098
Add: Provision for (recapture of) credit losses	10,600	2,000	(3,000)	(3,500)	1,000	—	(1,000)
Add: Income tax expense	92,922	93,999	70,522	72,395	16,421	16,786	27,982
Pretax pre-provision income	$ 338,947	$ 317,434	$ 268,238	$ 278,193	$ 70,007	$ 65,047	$ 105,080

The tangible common equity ratios are a Non-GAAP financial measures derived from GAAP-based amounts. The following is a reconciliation of tangible book value and tangible common equity in accordance with GAAP, as well as the calculation for tangible common equity ratio.

	For the Year Ended December 31, 2022	2023	2024	2025	Three Months Ended September 30, 2025	June 30, 2026	September 30, 2026
Stockholders' equity	$ 1,948,517	$ 2,077,972	$ 2,186,316	$ 2,295,224	$ 2,282,067	$ 3,169,689	$ 3,130,322
Less: Goodwill	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(1,099,936)	(1,099,936)
Less: Intangible assets	(21,742)	(15,291)	(9,967)	(5,774)	(6,654)	(117,927)	(113,947)
Tangible book value	$ 1,160,953	$ 1,296,859	$ 1,410,527	$ 1,523,628	$ 1,509,591	$ 1,951,826	$ 1,916,439
Total assets	$ 16,476,540	$ 16,020,993	$ 15,153,655	$ 15,631,054	$ 15,666,206	$ 21,182,781	$ 20,522,193
Less: Goodwill	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(1,099,936)	(1,099,936)
Less: Intangible assets	(21,742)	(15,291)	(9,967)	(5,774)	(6,654)	(117,927)	(113,947)
Tangible assets	$ 15,688,976	$ 15,239,880	$ 14,377,866	$ 14,859,458	$ 14,893,730	$ 19,964,918	$ 19,308,310
Common shares issued and outstanding	139,818,703	139,344,981	139,689,686	135,551,799	137,509,649	176,247,135	175,493,977
Book value per share	$ 13.94	$ 14.91	$ 15.65	$ 16.93	$ 16.60	$ 17.98	$ 17.84
Tangible book value per share	$ 8.30	$ 9.31	$ 10.10	$ 11.24	$ 10.98	$ 11.07	$ 10.92
Tangible common equity ratio	7.40%	8.51%	9.81%	10.25%	10.14%	9.78%	9.93%

cbbank.com 59

CVB financial corp. Copy of presentation at www.cbbank.com cbbank com 60